Exhibit 32

CERTIFICATION PURSUANT TO RULE 13a-14(b) AND 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 13th day of May, 2005.

/s/ Charles M. Jones, III
Charles M. Jones, III
Chief Executive Officer

/s/ David J. Baranko
David J. Baranko
Chief Financial Officer

18